EXHIBIT 10.35

THIRD AMENDMENT
Dated as of October 15, 2013
to
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012

This THIRD AMENDMENT (this “Amendment”) dated as of October 15, 2013 is entered into among ASHLAND INC., a Kentucky corporation (“Ashland”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA, as Agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into a certain Transfer and Administration Agreement dated as of August 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “TAA”);
WHEREAS, Market Street Funding LLC (“Market Street”), as a Conduit Investor, an Uncommitted Investor and the assignor (in such capacity, the “Assignor”), desires to sell, assign and delegate to PNC Bank, National Association (“PNC”), as the assignee (in such capacity, the “Assignee”), all of the Assignor’s rights under, interest in, title to and obligations under the TAA and the other Transaction Documents (collectively, the “Assigned Documents”), and the Assignee desires to purchase and assume from the Assignor all of the Assignor’s rights under, interest in, title to and obligations under the Assigned Documents;
WHEREAS, after giving effect to the assignment and assumption contemplated in Section 2 of this Amendment, each of the parties hereto desires that Market Street cease to be a party to the TAA and each of the other Assigned Documents to which it is a party and to be discharged from its duties and obligations as a Conduit Investor, Uncommitted Investor and otherwise under the TAA and each of the other Assigned Documents; and
WHEREAS, the parties hereto wish to make certain changes to the TAA as herein provided.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the TAA, the parties hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the TAA.
SECTION 2. Assignment and Assumption.
2.1.Sale and Assignment by Assignor to Assignee. At or before 2:00 pm (New York time) on the date hereof, the Assignee shall pay to the Assignor, in immediately available funds, (i) the amount set forth on Exhibit A hereto (such amount, the “Principal Payment”) representing 100.00% of the Net Investment attributed to the Assignor under the TAA on the date hereof and (ii) the amount set forth on Exhibit A hereto representing all accrued but unpaid (whether or not then due) Yield, Program Fee, fees and other costs and expenses payable in respect of the Net Investment attributed to the Assignor to but excluding the date hereof (such amount, the “CP Costs and Other Costs”; together with the Principal Payment, collectively, the “Payoff Amount”). Upon the Assignor’s receipt of the Payoff Amount in its entirety, the Assignor hereby sells, transfers, assigns and delegates to the Assignee, without recourse, representation or warranty except as

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otherwise provided herein, and the Assignee hereby irrevocably purchases, receives, accepts and assumes from the Assignor, all of the Assignor’s rights under, interest in, title to and all its obligations under the TAA and the other Assigned Documents. Without limiting the generality of the foregoing, the Assignor hereby assigns to the Assignee all of its right, title and interest in the Asset Interest.
Payment of each portion of the Payoff Amount shall be made by wire transfer of immediately available funds in accordance with the payment instructions set forth on Exhibit B hereto.
2.2.Removal of Assignor. From and after the Effective Date (as defined below), the Assignor shall cease to be a party to the TAA and each of the other Assigned Documents to which it was a party and shall no longer have any rights or obligations under the TAA or any other Assigned Document (other than such rights which by their express terms survive termination thereof).
2.3.Limitation on Liability. Notwithstanding anything to the contrary set forth in this Amendment, the Assignee does not accept or assume any liability or responsibility for any breach, failure or other act or omission on the part of the Assignor, or any indemnification or other cost, fee or expense related thereto, in each case which occurred or directly or indirectly arose out of an event which occurred prior to the Effective Date.
2.4.Acknowledgement and Agreement.    Each of the parties and signatories hereto (i) hereby acknowledges and agrees to the sale, assignment and assumption set forth in Section 2.1 above, (ii) expressly waives any notice or other applicable requirements set forth in any Transaction Document as a prerequisite or condition precedent to such sale, assignment and assumption (other than as set forth herein) and (iii) acknowledges and agrees that this Section 2 is in form and substance substantially similar to an Assignment and Assumption Agreement.
2.5.Fee Letter. For the avoidance of doubt, it is understood and agreed that the sale, assignment and assumption set forth in Section 2.1 above shall not result in a pricing increase in the Program Fee of the type described in the proviso to paragraph (a) of the Master Fee Letter.
SECTION 3. Changes to TAA. Effective as of the date the conditions specified in Section 4 hereof are satisfied, the TAA is hereby amended to incorporate changes shown on the marked pages to the TAA attached hereto as Appendix A.
SECTION 4. Conditions Precedent. Section 3 hereof shall become effective on the date (the “Effective Date”) on which the Agent shall have received (i) a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto, or other evidence satisfactory to the Agent of the execution and delivery of this Amendment by such parties and (ii) confirmation that the Assignor shall have received the Payoff Amount in its entirety in accordance with Section 2 of this Amendment.
SECTION 5. Miscellaneous.
5.1.Representations and Warranties. The SPV hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of the SPV, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist.
5.2.References to TAA. Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument or agreement

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executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.
5.3.Effect on TAA. Except as specifically amended above, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
5.4.Costs and Expenses. The SPV hereby agrees to the pay the reasonable costs and expenses of the Agent, including legal fees, in connection with this Amendment within thirty (30) days of receipt of a statement therefor.
5.5.Further Assurances.    Each of the Ashland and the SPV hereby agrees to do all such things and execute all such documents and instruments, at the SPV’s sole expense, as the Assignee may reasonably consider necessary or desirable to give full effect to the assignment and assumption set forth in Section 2 of this Amendment.
5.6.Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
5.7.No Proceedings. Each of the SPV and Ashland hereby covenants and agrees that, prior to the date which is one (1) year and one (1) day after the payment in full of all outstanding Commercial Paper or other rated indebtedness of Market Street, it will not institute against, or join any other Person in instituting against, Market Street any proceeding of a type referred to in the definition of Event of Bankruptcy.
5.8.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Investor under the TAA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
5.9.Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York (without reference to the conflicts of law principles thereof other than Section 5-1401 of the New York General Obligations Law).
5.10.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
5.11.Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
5.12.Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CVG CAPITAL III LLC, as SPV

By:	/s/ Brian D. Menshouse
Name:	Brian D. Menshouse
Title:	Treasurer

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Ashland/CVG III Third Amendment

ASHLAND INC., individually and as Master Servicer

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

ASHLAND INC., individually and as Originator

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President and Treasurer

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Ashland/CVG III Third Amendment

HERCULES INCORPORATED, as Originator

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President - Finance

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Ashland/CVG III Third Amendment

ASHLAND SPECIALTY INGREDIENTS G.P., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President/Assistant Secretary and Treasurer

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Ashland/CVG III Third Amendment

ISP TECHNOLOGIES INC., as Originator

By:	/s/ Lynn P. Freeman
Name:	Lynn P. Freeman
Title:	Vice President/Assistant Secretary and Treasurer

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Ashland/CVG III Third Amendment

ASHLAND ELASTOMERS LLC, as Originator

By:	/s/ Eric N. Boni
Name:	Eric N. Boni
Title:	Vice President - Finance

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Ashland/CVG III Third Amendment

LIBERTY STREET FUNDING LLC, as a Conduit Investor and Uncommitted Investor

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

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Ashland/CVG III Third Amendment

MARKET STREET FUNDING LLC, as a Conduit Investor, Uncommitted Investor and Assignor

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

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Ashland/CVG III Third Amendment

GOTHAM FUNDING CORPORATION, as a Conduit Investor and Uncommitted Investor

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

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Ashland/CVG III Third Amendment

THE BANK OF NOVA SCOTIA, as Agent, as a Letter of Credit Issuer, as a Managing Agent, Administrator and Committed Investor for the Scotiabank Investor Group

By:	/s/ Darren Ward
Name:	Darren Ward
Title:	Director

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Ashland/CVG III Third Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Managing Agent and Administrator for the BTMU Investor Group

By:	/s/ Van Dusenbury
Name:	Van Dusenbury
Title:	Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Letter of Credit Issuer and Committed Investor for the BTMU Investor Group

By:	/s/ Mark S. Campbell
Name:	Mark S. Campbell
Title:	Authorized Signatory

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Ashland/CVG III Third Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, Managing Agent, Administrator, Committed Investor for the PNC Investor Group and Assignee

By:	/s/ Jason Rising
Name:	Jason Rising
Title:	Senior Vice President

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Ashland/CVG III Third Amendment

SUNTRUST BANK, as a Letter of Credit Issuer, a Committed Investor, the Managing Agent and Administrator for the SunTrust Investor Group

By:	/s/ Kyle Shenton
Name:	Kyle Shenton
Title:	Vice President

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Ashland/CVG III Third Amendment